                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                  Registration No. 333-120522-07

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130789) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

                                                                       % OF                        % OF APPLICABLE
          MORTGAGE                                                 INITIAL POOL     LOAN GROUP        LOAN GROUP          # OF
 ID    LOAN SELLER (1)  PROPERTY NAME                                 BALANCE      (ONE OR TWO)        BALANCE         PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

  1         BSCMI       Pennswood Apartments                                            2                8.8%               1
  2         BSCMI       Colonial Park                                                   2                7.3%               1
  3        PCF II       North Brunswick Manor                                           2                6.1%               1
  4      Nationwide     Crosswoods at Central Park                                      2                5.3%               1
  5          WFB        Knollwood Village Apartments                                    2                4.9%               1
------------------------------------------------------------------------------------------------------------------------------------
  6        PCF II       Hunterstone Apartments                                          2                4.8%               1
  7         BSCMI       Oakwood Apartments                                              2                4.5%               1
  8        PCF II       Dawson Forest Apartments                                        2                4.0%               1
  9          WFB        Imperial Apartments                                             2                4.0%               1
 10         BSCMI       The Willows at Barrington                                       2                4.0%               1
------------------------------------------------------------------------------------------------------------------------------------
 11          PCF        Brandywine & Fountain Terrace Apartments                        2                3.8%               1
 12        PCF II       Sheldon Palms Apartments                                        2                3.5%               1
 13         PMCF        The Garden District Apartments                                  2                3.3%               1
 14         BSCMI       Courtyard Apartments Valdosta                                   2                3.2%               1
 15         BSCMI       Fox Ridge                                                       2                3.0%               1
------------------------------------------------------------------------------------------------------------------------------------
 16         BSCMI       Villages of Lake Jackson                                        2                2.5%               1
 17        PCF II       Town Center Park Apartments                                     2                1.9%               1
 18          WFB        White River Mountain Apartments                                 2                1.7%               1
 19          WFB        Sherwood Glen Apartments                                        2                1.7%               1
 20          WFB        Valley Heights Independent Living                               2                1.7%               1
------------------------------------------------------------------------------------------------------------------------------------
 21         PMCF        Taylor Park Apartments                                          2                1.6%               1
 22          WFB        Savannah Apartments                                             2                1.6%               1
 23          WFB        New Brighton Apartments                                         2                1.5%               1
 24          WFB        Teaberry Greene Townhomes                                       2                1.4%               1
 25         BSCMI       Sunquest Apartments                                             2                1.3%               1
------------------------------------------------------------------------------------------------------------------------------------
 26        PCF II       New Center Greens                                               2                1.3%               1
 27          WFB        The Saxe Building                                               2                1.3%               1
 28          WFB        Alameda Park Apartments                                         2                1.2%               1
 29         BSCMI       176 East 176th Street                                           2                1.0%               1
 30         PMCF        Park Hill Apartments                                            2                0.9%               1
------------------------------------------------------------------------------------------------------------------------------------
 31          WFB        Emerald Vista Apartments I                                      2                0.9%               1
 32         PMCF        Parkside Townhome Apartments                                    2                0.8%               1
 33        PCF II       Cedargate Apartments                                            2                0.8%               1
 34         BSCMI       2505 Olinville Avenue                                           2                0.8%               1
 35          WFB        Biscayne Apartments                                             2                0.6%               1
------------------------------------------------------------------------------------------------------------------------------------
 36        PCF II       Dwight Way Apartments                                           2                0.6%               1
 37         BSCMI       344 East 209th Street                                           2                0.5%               1
 38        PCF II       Park Place Apartments                                           2                0.4%               1
 39         BSCMI       2935 Holland Avenue                                             2                0.4%               1
 40          WFB        M&H Properties, LLC                                             2                0.4%               1
------------------------------------------------------------------------------------------------------------------------------------
 41          WFB        Merrydale Apartments                                            2                0.4%               1
 42         BSCMI       2885 Briggs Avenue                                              2                0.3%               1
------------------------------------------------------------------------------------------------------------------------------------

          GENERAL          DETAILED
          PROPERTY         PROPERTY
  ID      TYPE             TYPE                 STREET ADDRESS                                              CITY
-----------------------------------------------------------------------------------------------------------------------------------

  1       Multifamily      Garden               4913 Wynnewood Road                                         Harrisburg
  2       Multifamily      Garden               42-12 Williamsburg Drive                                    Harrisburg
  3       Multifamily      Garden               615 Bishop Boulevard                                        North Brunswick
  4       Multifamily      Garden               105 Radio City Boulevard                                    Columbus
  5       Multifamily      Garden               2130 East Hill Drive                                        Grand Blanc
-----------------------------------------------------------------------------------------------------------------------------------
  6       Multifamily      Garden               1001 HunterStone Dr                                         Leland
  7       Multifamily      Garden               26300 Berg Road                                             Southfield
  8       Multifamily      Garden               100 Green Forest Drive                                      Dawsonville
  9       Multifamily      Garden               1722, 1700, 1688, 1697, 1719, 1813, 1925 Imperial
                                                Dr. and 1818, 1924 Sunset Drive                             Rock Springs
  10      Multifamily      Garden               1200 Clements Bridge Road                                   Barrington Borough
-----------------------------------------------------------------------------------------------------------------------------------
  11      Multifamily      Garden               1975 Mack Boulevard, 2150 S. 9th Street                     Allentown
  12      Multifamily      Garden               8802 Brennan Circle                                         Tampa
  13      Multifamily      Student Housing      190 East University Drive                                   Auburn
  14      Multifamily      Student Housing      480 Murray Road                                             Valdosta
  15      Multifamily      Garden               220 A Dobbs Drive                                           Hi-Nella
-----------------------------------------------------------------------------------------------------------------------------------
  16      Multifamily      Garden               504 Highway 332                                             Lake Jackson
  17      Multifamily      Garden               29250 SW Parkway Court                                      Wilsonville
  18      Multifamily      Garden               115 White River Mountain Blvd                               Hollister
  19      Multifamily      Garden               8825 Hickman Rd.                                            Urbandale
  20      Multifamily      Independent Living   925 Freedom Blvd.                                           Watsonville
-----------------------------------------------------------------------------------------------------------------------------------
  21      Multifamily      Garden               11201 & 11400 Elm Street                                    Taylor
  22      Multifamily      Garden               8800 Broadway St.                                           Houston
  23      Multifamily      Garden               1260 Brighton Ave                                           Albany
  24      Multifamily      Garden               9 Warwick Lane                                              Fishersville
  25      Multifamily      Garden               445 North Pantano Road                                      Tucson
-----------------------------------------------------------------------------------------------------------------------------------
  26      Multifamily      Garden               1 Oliver Court                                              Hillsborough
  27      Multifamily      Mid Rise             2402 NE 65th Street                                         Seattle
  28      Multifamily      Garden               547-549 Buena Vista Ave.                                    Alameda
  29      Multifamily      Mid Rise             176 East 176th St                                           Bronx
  30      Multifamily      Garden               33000 Park Hill Boulevard                                   Wayne
-----------------------------------------------------------------------------------------------------------------------------------
  31      Multifamily      Garden               8661 Elk Grove Blvd.                                        Elk Grove
  32      Multifamily      Garden               1122 Millview Drive                                         Arlington
  33      Multifamily      Garden               2700-2701 North Mill Avenue                                 Bowling Green
  34      Multifamily      Mid Rise             2505 Olinville Avenue                                       Bronx
  35      Multifamily      Garden               150 Northland Drive                                         Lexington
-----------------------------------------------------------------------------------------------------------------------------------
  36      Multifamily      Garden               2530 Dwight Way                                             Berkeley
  37      Multifamily      Mid Rise             344 East 209th Street                                       Bronx
  38      Multifamily      Mid-Rise             212 Third Street                                            Troy
  39      Multifamily      Mid Rise             2935 Holland Avenue                                         Bronx
  40      Multifamily      Garden               2401 90th Street West                                       Bloomington
-----------------------------------------------------------------------------------------------------------------------------------
  41      Multifamily      Low Rise             238 Merrydale Road                                          San Rafael
  42      Multifamily      Mid Rise             2885 Briggs Avenue                                          Bronx
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     CUT-OFF DATE         ORIGINAL        STATED REMAINING
                                                CUT-OFF DATE          BALANCE PER     TERM TO MATURITY    TERM TO MATURITY
 ID     COUNTY        STATE    ZIP CODE         BALANCE ($)      UNIT OR ROOM ($)      OR ARD (MOS.)        OR ARD (MOS.)
------------------------------------------------------------------------------------------------------------------------------

  1     Dauphin         PA       17109           33,000,000             47,965.12           120                 119
  2     Dauphin         PA       17109           27,360,000             43,636.36           180                 166
  3     Middlesex       NJ       08902           22,904,703             35,566.31           120                 118
  4     Franklin        OH       43235           19,917,356             68,210.12           120                 110
  5     Genesee         MI       48439           18,483,049             28,523.22           120                 119
------------------------------------------------------------------------------------------------------------------------------
  6     Brunswick       NC       28451           17,990,671             62,467.61           120                 119
  7     Oakland         MI       48034           16,973,535             42,862.46           120                 118
  8     Dawson          GA       30534           15,000,000             55,970.15           120                 118
  9     Sweetwater      WY       82901           14,959,416             44,522.07           120                 117
 10     Camden          NJ       08007           14,948,566             43,079.44           180                 166
------------------------------------------------------------------------------------------------------------------------------
 11     Lehigh          PA       18103           14,170,022             24,180.93           180                 165
 12     Hillsborough    FL       33615           13,188,623             42,271.23           120                 119
 13     Lee             AL       36832           12,500,000             27,901.79           120                 118
 14     Lowndes         GA       31602           12,025,000             27,707.37           120                 120
 15     Camden          NJ       08083           11,240,000             45,506.07           180                 165
------------------------------------------------------------------------------------------------------------------------------
 16     Brazoria        TX       77566            9,400,000             54,022.99            60                  58
 17     Clackamas       OR       97070            7,035,000             63,378.38           120                 119
 18     Taney           MO       65672            6,395,079             26,646.16           120                 119
 19     Polk            IA       50322            6,280,000             34,888.89           120                 118
 20     Santa Cruz      CA       95076            6,190,283             77,378.53           120                 118
------------------------------------------------------------------------------------------------------------------------------
 21     Wayne           MI       48180            6,000,000             25,423.73           120                 120
 22     Harris          TX       77061            5,945,425             19,429.49           120                 119
 23     Alameda         CA       94706            5,461,240             91,020.67           120                 118
 24     Augusta         VA       22939            5,295,858            105,917.15           120                 119
 25     Maricopa        AZ       85710            4,992,146             14,901.93           120                 118
------------------------------------------------------------------------------------------------------------------------------
 26     Somerset        NJ       08844            4,979,457             77,804.01           120                 118
 27     King            WA       98115            4,686,138            146,441.81           120                 117
 28     Alameda         CA       94501            4,333,050             66,662.31           120                 118
 29     Bronx           NY       10457            3,683,177             60,379.95            60                  57
 30     Wayne           MI       48184            3,460,000             22,467.53           120                 120
------------------------------------------------------------------------------------------------------------------------------
 31     Sacramento      CA       95624            3,337,318             23,015.99           120                 119
 32     Tarrant         TX       76012            3,042,443             21,128.08           120                 117
 33     Warren          KY       42104            3,000,000             25,423.73           120                 120
 34     Bronx           NY       10467            2,950,000             61,458.33            60                  60
 35     Fayette         KY       40505            2,164,167             27,745.73           120                 118
------------------------------------------------------------------------------------------------------------------------------
 36     Alameda         CA       94704            2,098,385            262,298.16           120                 119
 37     Bronx           NY       10467            1,763,704             56,893.68            60                  57
 38     Rensselaer      NY       12180            1,648,728             48,491.99           120                 119
 39     Bronx           NY       10467            1,477,291             56,818.88            60                  57
 40     Hennepin        MN       55431            1,475,222             52,686.50           120                 116
------------------------------------------------------------------------------------------------------------------------------
 41     Marin           CA       94903            1,347,969             61,271.32           120                 118
 42     Bronx           NY       10458            1,180,828             56,229.90            60                  57
------------------------------------------------------------------------------------------------------------------------------

          ORIGINAL        REMAINING         REMAINING                    DSCR          CUT-OFF          LTV
        AMORTIZATION     AMORTIZATION     INTEREST ONLY              AFTER INITIAL     DATE LTV       RATIO AT
 ID     TERM (MOS.)      TERM (MOS.)      PERIOD (MOS.)     DSCR       IO PERIOD        RATIO     MATURITY OR ARD
---------------------------------------------------------------------------------------------------------------------

  1         360              360               59           1.38         1.18           72.2%          67.8%
  2         360              360               46           1.45         1.19           79.9%          67.0%
  3         240              238                0           1.51          NAP           42.6%          27.9%
  4         360              356                0           1.39         1.39           79.0%          66.9%
  5         360              359                0           1.50          NAP           73.1%          61.4%
---------------------------------------------------------------------------------------------------------------------
  6         420              419                0           1.25          NAP           71.1%          64.0%
  7         360              358                0           1.39          NAP           73.8%          63.3%
  8          IO               IO               118          1.50          NAP           65.8%          65.8%
  9         360              357                0           1.39          NAP           73.7%          62.7%
 10         360              360               46           1.50         1.22           79.9%          66.8%
---------------------------------------------------------------------------------------------------------------------
 11         180              165                0           1.42          NAP           47.0%           0.9%
 12         360              359                0           1.50          NAP           48.8%          41.4%
 13         360              360               34           1.41         1.22           76.7%          70.0%
 14         360              360               24           1.52         1.30           78.9%          70.3%
 15         360              360               45           1.33         1.10           80.3%          67.4%
---------------------------------------------------------------------------------------------------------------------
 16         360              360               22           1.34         1.14           75.2%          72.7%
 17         480              480               35           1.28         1.19           74.1%          71.0%
 18         360              359                0           1.30          NAP           76.1%          65.3%
 19         360              360               34           1.59         1.35           80.0%          72.6%
 20         360              358                0           1.67          NAP           65.3%          55.9%
---------------------------------------------------------------------------------------------------------------------
 21         360              360               60           1.38         1.18           75.9%          71.3%
 22         360              359                0           1.23          NAP           78.2%          67.1%
 23         360              358                0           1.21          NAP           64.2%          54.9%
 24         360              359                0           1.21          NAP           77.9%          66.7%
 25         360              358                0           1.47          NAP           61.6%          52.8%
---------------------------------------------------------------------------------------------------------------------
 26         240              238                0           1.41          NAP           41.2%          27.1%
 27         360              357                0           1.33          NAP           62.3%          52.4%
 28         360              358                0           1.22          NAP           55.6%          47.5%
 29         360              360                9           1.35         1.17           65.8%          62.8%
 30         360              360               60           1.46         1.24           76.9%          72.1%
---------------------------------------------------------------------------------------------------------------------
 31         360              359                0           2.54          NAP           22.6%          19.3%
 32         360              357                0           1.33          NAP           45.4%          39.0%
 33         360              360                0           1.35          NAP           71.4%          61.3%
 34         360              360               12           1.40         1.21           65.6%          62.6%
 35         360              358                0           1.32          NAP           72.1%          61.9%
---------------------------------------------------------------------------------------------------------------------
 36         360              359                0           1.30          NAP           58.3%          50.0%
 37         360              360                9           1.39         1.21           63.0%          60.2%
 38         360              359                0           1.29          NAP           72.6%          62.3%
 39         360              360                9           1.40         1.22           70.3%          67.2%
 40         360              356                0           1.15          NAP           79.3%          68.3%
---------------------------------------------------------------------------------------------------------------------
 41         360              358                0           1.30          NAP           48.1%          41.4%
 42         360              360                9           1.38         1.20           56.2%          53.7%
---------------------------------------------------------------------------------------------------------------------

                                       STUDIOS                         1 BEDROOM                       2 BEDROOM
        UTILITIES                      NO. OF          AVG RENT         NO. OF          AVG RENT         NO. OF         AVG RENT
 ID     PAID BY TENANT               UNITS/ROOMS     PER MO. ($)      UNITS/ROOMS     PER MO. ($)      UNITS/ROOMS    PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

  1     Electric                                                          250             600             364             757
  2     Electric, Gas                                                     282             556             337             658
  3     Electric, Gas, Water                                              486             890             158            1,100
  4     Electric, Water, Sewer                                            208             724              84            1,044
  5     Electric, Gas                                                     320             498             264             591
------------------------------------------------------------------------------------------------------------------------------------
  6     Electric, Water                                                   72              569             144             679
  7     Electric, Gas                                                     252             699              80             799
  8     Electric, Gas, Water                                              84              680             144             837
  9     Electric                                                          104             585             187             747
 10     Electric, Gas                    49              528              162             658             135             846
------------------------------------------------------------------------------------------------------------------------------------
 11     Electric, Gas                                                     333             559             244             655
 12     Electric                                                          156             747              84             865
 13     Electric, Water, Sewer                                            23              595             118             720
 14     Electric                                                                                           44             793
 15     Electric                                                          102             690             144             841
------------------------------------------------------------------------------------------------------------------------------------
 16     Electric                                                          104             725              62             941
 17     Electric, Gas                                                     43              675              57             775
 18     Electric, Water, Sewer                                            120             360             120             462
 19     Electric                                                          72              584             108             665
 20     Electric                                                          60             2,300             20            3,143
------------------------------------------------------------------------------------------------------------------------------------
 21     Electric                                                          18              590             218             630
 22     Electric, Water, Sewer                                            228             477              78             658
 23     Electric, Gas                                                     17             1002.9            29             1247
 24     Electric, Gas, Water, Sewer                                                                        44             886
 25     Electric, Gas                    108             358              214             430              11             580
------------------------------------------------------------------------------------------------------------------------------------
 26     Electric, Gas, Water                                                                               48            1,273
 27     Electric, Water, Sewer           17             1,107              3             1,350             12            1,675
 28     Electric, Gas                     1              825              38              826              26            1,172
 29     Electric                          1              700              11              800              36             1100
 30     Electric, Gas                    154             629              33              550             121             950
------------------------------------------------------------------------------------------------------------------------------------
 31     Electric, Gas, Water                                              25              824             120             944
 32     Electric                                                                                           82             615
 33     Electric                         14              375              93              435              11             550
 34     Electric                                                          31              800              12            1,100
 35     Electric                                                          30              435              48             547
------------------------------------------------------------------------------------------------------------------------------------
 36     Electric, Gas
 37     Electric                          5              700              20              800               6             1100
 38     Electric, Gas, Water                                              27              664               7             829
 39     Electric                          5              700              17              800               4            1,100
 40     Electric                                                          12              650              16             825
------------------------------------------------------------------------------------------------------------------------------------
 41     Electric, Gas                                                     22              900
 42     Electric                                                          11              800              5             1,100
------------------------------------------------------------------------------------------------------------------------------------

          3 BEDROOM                       4 BEDROOM                        5 BEDROOM                        6 BEDROOM
           NO. OF          AVG RENT         NO. OF         AVG RENT         NO. OF          AVG RENT         NO. OF
 ID      UNITS/ROOMS     PER MO. ($)      UNITS/ROOMS    PER MO. ($)      UNITS/ROOMS     PER MO. ($)      UNITS/ROOMS
--------------------------------------------------------------------------------------------------------------------------

  1          74              925
  2           8              830
  3
  4
  5          64              937
--------------------------------------------------------------------------------------------------------------------------
  6          72              849
  7          64             1,020
  8          40              950
  9          45              850
 10           1             1,140
--------------------------------------------------------------------------------------------------------------------------
 11           9              732
 12          72              970
 13          63              960
 14           2             1,125             85            1,222
 15           1             1,000
--------------------------------------------------------------------------------------------------------------------------
 16           8             1,150
 17          11              985
 18
 19
 20
--------------------------------------------------------------------------------------------------------------------------
 21
 22
 23          14              1441
 24           6             1,208
 25           2              620
--------------------------------------------------------------------------------------------------------------------------
 26          16             1,724
 27
 28
 29          12              1300
 30
--------------------------------------------------------------------------------------------------------------------------
 31
 32          62              725
 33
 34           5             1,300
 35
--------------------------------------------------------------------------------------------------------------------------
 36                                            3            3,300              4             4,025              1
 37
 38
 39
 40
--------------------------------------------------------------------------------------------------------------------------
 41
 42           4             1,300
--------------------------------------------------------------------------------------------------------------------------

                         7 BEDROOM                      OTHER UNITS
         AVG RENT         NO. OF          AVG RENT         NO. OF         AVG RENT       NO. OF
 ID    PER MO. ($)      UNITS/ROOMS     PER MO. ($)      UNITS/ROOMS    PER MO. ($)    ELEVATORS
---------------------------------------------------------------------------------------------------

  1
  2
  3
  4
  5
---------------------------------------------------------------------------------------------------
  6
  7
  8
  9
 10
---------------------------------------------------------------------------------------------------
 11
 12
 13
 14
 15
---------------------------------------------------------------------------------------------------
 16
 17
 18
 19
 20                                                                                        2
---------------------------------------------------------------------------------------------------
 21
 22
 23                                                                                        2
 24
 25
---------------------------------------------------------------------------------------------------
 26
 27                                                                                        1
 28
 29                                                                                        1
 30
---------------------------------------------------------------------------------------------------
 31
 32
 33
 34                                                                                        1
 35
---------------------------------------------------------------------------------------------------
 36       4,550
 37
 38                                                                                        1
 39
 40
---------------------------------------------------------------------------------------------------
 41
 42
---------------------------------------------------------------------------------------------------

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

FOOTNOTES TO APPENDIX C

1     BSCMI - Bear Stearns Commercial Mortgage, Inc.; WFB - Wells Fargo Bank,
      National Association; PMCF - Prudential Mortgage Capital Funding, LLC; PCF
      - Principal Commercial Funding, LLC; NLIC - Nationwide Life Insurance
      Company